AB VALUE FUNDS -AB All Market Income Portfolio THE AB PORTFOLIOS -AB Tax-Managed All Market Income Portfolio

Supplement dated November 4, 2022 to the Summary Prospectuses and Prospectuses (the “Prospectuses”) dated February 28, 2022 for AB All Market Income Portfolio and dated December 1, 2021 for AB Tax-Managed All Market Income Portfolio (the “Portfolios”).

At a meeting of the Board of Directors of AB Cap Fund, Inc. and The AB Portfolios held on November 1, 2022, the Board approved the liquidation and termination of the AB All Market Income Portfolio and AB Tax-Managed All Market Income Portfolio, respectively. The Portfolios have suspended sales of their shares to investors who purchase shares directly from the Portfolios pending the completion of the liquidations and the payment of one or more liquidating distributions to each Portfolio’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Portfolios will continue to offer their shares. The Portfolios expect to make their liquidating distributions on or shortly after February 3, 2023.

Shareholders may redeem shares of the Portfolios, and may exchange shares of the Portfolios for shares of other AB Mutual Funds, until February 1, 2023. Shareholders should be aware that the Portfolios will begin to convert their assets to cash and/or cash equivalents approximately 3-4 weeks before the liquidating distributions are made to shareholders, although the Portfolios may begin immediately to reduce or eliminate the use of derivatives to facilitate an orderly conversion process. After a Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

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